                             AIM ASIAN GROWTH FUND
                         AIM EUROPEAN DEVELOPMENT FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                         AIM INTERNATIONAL EQUITY FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)


                      Supplement dated May 4, 2001, to the
            Statement of Additional Information dated March 1, 2001


For the period May 3, 2001 through July 30, 2001, AG Edwards will receive, for purchases by their Growth & Income Model portfolio and their Growth Model portfolio only, full dealer reallowance on Class A Shares, an additional 50 basis points on Class B Shares and an additional 25 basis points on Class C Shares with respect to AIM INTERNATIONAL EQUITY FUND only.